Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Prepayments and Other Current Assets
Input value added tax ("VAT")	¥ 3,359,676		¥ 3,012,307
Prepaid expenses	86,377		93,627
Accrued interest income	672,715		402,839
Deposits	188,917		182,522
Others	795,312		638,369
Total	¥ 5,102,997	$ 729,719	¥ 4,329,664